SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2002

                                  SCIENT, INC.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


        DELAWARE                    333-68402                   58-2643480
-------------------------     -----------------------        ------------------
 (STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)         (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                             79 FIFTH AVENUE
                            NEW YORK, NEW YORK                   10003
               -----------------------------------------    ------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                (212) 500-4900
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)



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ITEM 5.  OTHER EVENTS.

     On September 30, 2002, in connection with the voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, Case Nos. 02-13455 through 02-13458 (AJG), as filed by Scient, Inc. and certain of its subsidiaries (collectively "Scient"), Scient filed its Monthly Operating Statement for the period 7/16/02 to 7/26/02 and its Monthly Operating Statement for the period 7/27/02 to 8/30/02


ITEM 7. Exhibits.

(c)      Exhibits:

         99.1     Monthly Operating Statement for the period 7/16/02 to 7/26/02

         99.2     Monthly Operating Statement for the period 7/27/02 to 8/30/02



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



                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Scient, Inc.


                                             By: /s/ Dave Wood
                                                ------------------------
                                                Dave Wood
                                                President

Dated:  October 28, 2002


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



                                  Exhibit Index

         99.1     Monthly Operating Statement for the period 7/16/02 to 7/26/02

         99.2     Monthly Operating Statement for the period 7/27/02 to 8/30/02




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